                         PLEDGE AND SECURITY AGREEMENT
                            (Copperfield Apartments)

          THIS PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is made as of the 18th day of April 1997, by AIMCO PROPERTIES, L.P., a Delaware limited partnership ("PLEDGOR"), with an address at 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222, in favor of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("LENDER"), with an address at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015.

                                   BACKGROUND:

          A. Pledgor is the holder of a certain second amended and restated revolving promissory note (the "NOTE") dated April 18, 1997, by Copperfield Partners, Ltd., a Texas limited partnership (the "BORROWER"), for the benefit of Pledgor. Borrower is owner of certain property more fully described in EXHIBIT A, attached hereto, and the improvements located thereon (the "PROPERTY").

          B. Lender has agreed to make a loan to the Borrower in the principal amount of $3,577,000.00 (the "LOAN"). The Loan will be evidenced by a Multifamily Note from Borrower to Lender in the principal amount of $3,577,000.00 and will be secured by, among other things, this Agreement.

          C. In connection with the Loan, Pledgor has executed a Subordination Agreement (the "Subordination Agreement") of even date herewith, in favor of Lender and subordinating the loan evidenced by the Note to the Loan.

          D. Pledgor as an affiliate of the Borrower, a key principal under that certain Exception to Non-Recourse Guaranty of even date, and as the holder of the Note will benefit from the making of the Loan to the Borrower. Pledgor has agreed to pledge the Note and Lender has required such pledge by Pledgor as a condition to its making of the Loan and to secure Pledgor's performance under the Subordination Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

          1. ASSIGNMENT AND PLEDGE. Pledgor hereby pledges and grants a security interest in, and assigns, delivers and grants to Lender all of Pledgor's right, title and interest in and to the Note. This assignment is made as security for the full payment and performance by Pledgor of all of its obligations under the Subordination Agreement.

     2.   PERFECTION.

          (a) In order to effectuate the foregoing pledge, Pledgor has endorsed and delivered the Note to Lender.

          (b) Lender, as the payee by endorsement of the Note, shall have all of Pledgor's rights in connection with the Note including, without limitation, upon the occurrence of a default in the payment of the Note after the expiration of any applicable notice and grace period set forth therein, the right to designate further payee by endorsement of the Note.

     3.   PLEDGOR'S RIGHTS AND COVENANTS.

          (a) Except as otherwise provided in subparagraph 3(b) and in paragraph 7 hereof, Pledgor shall have a license to collect all regular monthly installments of interest and/or principal due to Pledgor under and with respect to the Note, and to retain, use and enjoy the same. Pledgor and Lender acknowledge and agree that the endorsement of the Note is being undertaken solely in furtherance of the pledge, assignment and granting of a security interest in the Note, and that, for all other purposes, including, without limitation, federal income tax purposes, Pledgor shall be the owner of the Note.

          (b) Notwithstanding the foregoing, any principal payment other than a regularly scheduled payment made in accordance with the existing amortization schedule, if any, under the Note shall be delivered to Lender, to be applied, if Lender requires, against the obligations of Borrower under the Loan Documents, in such order as Lender may determine, in its sole and absolute discretion.

          (c)  Pledgor shall:

               (i) fulfill or perform every condition and covenant, if any, of the Note to be fulfilled or performed by the holder thereof;

              (ii) not modify or amend the Note, or permit the Note to be modified or amended, without Lender's prior written consent;

             (iii) to the extent permitted by, and subject to the provisions of the Subordination Agreement, enforce all material covenants and conditions of the Note to be performed or observed by the Borrower, and not forgive any indebtedness evidenced by the Note; provided, that Pledgor shall seek the prior written approval of Lender before undertaking any such enforcement, which approval may be withheld by Lender in its sole and absolute discretion; and


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             (iv) promptly notify Lender of any default under the Note, and take such action with respect thereto as Lender shall reasonably direct.

          (d) Lender shall not be obligated to perform or discharge any obligation under the Note, or have any obligation to any of the partners of Borrower. To that end, Pledgor hereby agrees to indemnify, defend with counsel reasonably acceptable to Lender and hold Lender and its officers, directors, agents and employees harmless from and against any and all claims, liabilities, costs (including, without limitation, reasonable legal fees and court costs), losses or damages that any of them may incur under or by reason of this Agreement or any alleged obligation or undertaking on the part of Lender to perform or discharge any of the terms of the Note.

     4. ACCOUNTING. Pledgor shall deliver to Lender within ten days after the end of each month, a certified statement specifying the payments derived or received from the Note for the preceding month.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents, warrants and covenants that:

          (a) Pledgor has an assignable interest in the Note, free and clear of all liens and encumbrances and claims of all other parties, and the Note is not the subject of any present suit, action or other proceeding, or to the best of Pledgor's knowledge, any threatened suit, action or proceeding, and Pledgor knows of no grounds for the institution of any such proceeding;

          (b) This Agreement has been duly authorized, executed and delivered by Pledgor and will not conflict with or constitute a breach of or a default under any agreement, indenture or instrument to which Pledgor is a party or by which Pledgor or any of Pledgor's properties are bound;

          (c)  Pledgor has not made any prior pledge or assignment of the Note;

          (d) Pledgor shall not make any other assignment or pledge of the Note;

          (e) Pledgor shall defend, at its own expense, Lender's right, title and interest in and to the Note against the claims of any person, firm, corporation or other entity;

          (f) The outstanding principal balance under the Note is as set forth in EXHIBIT B, attached hereto;

          (g) There is no default existing under the Note, or event which, with the passage of time or the giving of notice, or both, would become a default;


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          (h)  The copy of the Note previously delivered to Lender by Pledgor is true, complete and correct and there are no other agreements or understandings between the obligors thereunder and Pledgor relating to the subject matter thereof; and

          (i) The Note is the legal, valid and binding obligations of the parties thereto, enforceable in accordance with its terms.

     6. COVENANTS OF LENDER. Lender covenants that, upon timely performance by Pledgor of all obligations arising under the Subordination Agreement in accordance with the terms thereof, and payment in full of all sums due on the Loan, Lender shall return to Pledgor the Note endorsed to Pledgor without recourse or warranty and, at Pledgor's cost, shall execute, and deliver to Pledgor such documents, instruments and agreements necessary to terminate this Agreement.

     7. LENDER'S RIGHTS AFTER DEFAULT. After the failure by Pledgor to perform any of its obligations under the Subordination Agreement and failure by Pledgor to correct, rectify and otherwise cure such failure of performance to the satisfaction of Lender within ten (10) days of notice of such failure to perform from Lender (an "Event of Default"), Lender, at its option, either in person or by agent, may do any one or more of the following:

          (a) Give written notice to Borrower authorizing and directing Borrower to pay all interest and principal under the Note directly to Lender, and to the extent the Note is payable upon demand, make demand for, and collect, payment of the principal balance and all unpaid interest under such Note;

          (b) Sue for or otherwise collect and receive all proceeds of the Note, including those past due and unpaid;

          (c) Apply proceeds of the Note to any costs, expenses, damages or other amounts due Lender by Pledgor, in connection with this Pledge, the Subordination Agreement or otherwise in such amounts and in such order as determined by Lender, in its sole and absolute discretion;

          (d) To the extent permitted by law, take any other actions or exercise any other rights and powers of a secured party under the Uniform Commercial Code (the "UCC") or otherwise dispose of any or all of the Note in any manner permitted under the UCC after default by a debtor under any other applicable laws;

          (e)  Record in the appropriate public offices this Agreement; and


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          (f)  To the extent permitted by law, do any other acts that Lender deems proper to protect its rights hereunder or under the Note.

     8. WARRANT OF ATTORNEY. Pledgor hereby irrevocably constitutes and appoints Lender its true and lawful attorney, with full power of substitution, at the sole cost and expense of Pledgor, after the occurrence of an Event of Default, to collect and receive all earnings, proceeds, collections and payments with respect to the Note, and, whether or not an Event of Default has occurred, to execute on behalf of Pledgor any documents necessary to perfect and maintain Lender's interest in the Note or to enforce collection of the earnings, proceeds, collections and payments due under the Note, either in its own name or in the name of Pledgor, including but not limited to prosecuting, defending, compromising or releasing any action relating thereto. Lender shall not be responsible to Pledgor for any actions taken or omitted to be taken by Lender, except for its gross negligence or willful misconduct. All power conferred upon Lender by this Agreement is coupled with an interest and shall be irrevocable.

     9. SUBORDINATION. Pledgor hereby acknowledges that the lien, operation and payment of the Note, and all documents executed and delivered in connection therewith, are unconditionally subordinated to the lien, operation and payment of all documents executed and delivered by any of the Obligors to Lender (collectively, the "GMAC DOCUMENTS"), by the terms of that certain Subordination Agreement of even date by and among Pledgor, Lender and Borrower. This paragraph 9 and the requirement that Pledgor obtain Lender's approval before enforcing the Note shall survive the repayment of the Loan and any reconveyance pursuant to paragraph 6 hereof.

     10.  MISCELLANEOUS.

          (a) Pledgor will pay all costs of acknowledging, recording and filing this Agreement and any other documents Lender may reasonably deem necessary in connection with this Agreement.

          (b) If any provision of this Agreement is held to be invalid, the remainder of this Agreement and its application shall not be affected.

          (c) This Agreement shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Pledgor and its successors and assigns.

          (d) This Agreement shall be construed and enforced in accordance with the laws of the jurisdiction in which the Property is located.


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          (e)  All notices, directions, certificates or communications hereunder shall be given by certified or registered mail, return receipt requested, by hand delivery or by nationally recognized overnight courier addressed to the appropriate notice address set forth in the heading to this Agreement. Any of the parties hereto may, by such notice described above, designate any further or different address to which subsequent notices, directions, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement. Any such notice, certificate, direction or communication shall be deemed to have been given (a) three (3) business days after mailing, if delivered by registered or certified mail, or (b) one business day after delivery, fee prepaid, to a national overnight delivery service, or
(c) when delivered, if hand delivered with proof of delivery thereof.

          (f) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

          (g) The headings set forth before the text of each paragraph contained in this Agreement are for convenience only, and shall not affect the meaning or interpretation of this Agreement in any way.

                                   PLEDGOR:

                                   AIMCO PROPERTIES, L.P., a Delaware
                                   limited partnership

                                   By:  AIMCO-GP, INC., a Delaware
                                        corporation, its General Partner

                                        By:  /s/ Harry Alcock
                                           ------------------------------------
                                           Harry Alcock
                                           Vice President


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

                                   LENDER:

                                   GMAC COMMERCIAL MORTGAGE CORPORATION,
                                   a California corporation

                                   By: /s/ John M. Cannon
                                       ----------------------------------------
                                       John M. Cannon
                                       Vice  President




Exhibits
--------
A -  Legal Description
B -  Outstanding Principal Balance


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

                                    EXHIBIT A

                                                                     Cooperfield

DESCRIPTION OF A TRACT OR PARCEL BEING 7.4469 ACRES OR 324.386 SQUARE FOOT TRACT OF LAND SITUATED IN THE W.C.R.R. CO. SURVEY ABSTRACT 939 AND THE J. W. BELL SURVEY ABSTRACT 1150, BEING THE SAME CALLED COPPERFIELD APARTMENTS RECORDED
IN FILM CODE NO. 372029 OF THE HARRIS COUNTY MAP RECORDS ALSO BEING THE SAME TRACT CALLED PALAIS DE VILLE 7.4429 ACRES APARTMENT SUBDIVISION RECORDED IN VOLUME 321. PAGE 122 OF THE HARRIS COUNTY MAP RECORDS, BEING OUT OF UNRESTRICTED RESERVE "I" OF EASTON COMMONS SECTION TWO RECORDED IN VOLUME 310, PAGE 80 OF THE HARRIS COUNTY MAP RECORDS, HARRIS COUNTY, TEXAS, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 3/4 INCH IRON PIPE FOUND MARKING THE SOUTHWEST END OF A 25 FOOT CUTBACK CURVE AT THE INTERSECTION OF THE SOUTHEAST RIGHT OF WAY LINE OF EASTON COMMONS DRIVE (100 FEET WIDE AT THIS POINT) AND THE SOUTHWEST RIGHT OF WAY LINE OF SUNBURY LANE (60 FOOT WIDE);

THENCE ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 25.00 FEET, A DELTA OF 88 DEGREES 57 MINUTES 30 SECONDS, AND AN ARC LENGTH OF 38.82 FEET TO A 3/4 INCH IRON PIPE FOUND MARKING THE POINT OF TANGENCY ON THE WESTERLY RIGHT OF WAY LINE OF SAID SUNBURY LANE;

THENCE CONTINUING ALONG THE SAID WESTERLY RIGHT OF WAY LINE OF SUNBURY LANE, SOUTH 38 DEGREES 13 MINUTES AND 40 MINUTES EAST, 30.76 FEET TO A 3/4 INCH IRON PIPE FOUND MARKING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG THE SAID CURVE TO THE RIGHT, BEING THE WESTERLY RIGHT OF WAY LINE OF SAID SUNBURY LANE, HAVING A RADIUS OF 1,170.00 FEET, A DELTA OF 36 DEGREES 04 MINUTES 01 SECONDS (CALLED 36 DEGREES 02 MINUTES 30 SECONDS), AND AN ARC LENGTH OF 736.50 FEET (CALLED 735.99 FEET) TO A 3/4 INCH IRON PIPE FOUND MARKING THE POINT OF TANGENCY;

THENCE CONTINUING ALONG SAID WESTERLY RIGHT OF WAY LINE OF SUNBURY LANE, SOUTH 02 DEGREES 09 MINUTES 39 SECONDS EAST (CALLED SOUTH 02 DEGREES 11 MINUTES 10 SECONDS EAST, 287.54 FEET (CALLED 287.31 FEET), TO A 5/8 INCH IRON ROD FOUND MARKING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, BEING ON THE SAID WESTERLY RIGHT OF WAY LINE OF SUNBURY LANE, HAVING A RADIUS OF 392.17 FEET, A DELTA OF 08 DEGREES 08 MINUTES 15 SECONDS (CALLED 08 DEGREES 08 MINUTES 11 SECONDS), AND AN ARC LENGTH OF 55.70 FEET (CALLED 55.69 FEET) TO A 3/4 INCH IRON PIPE FOUND MARKING THE SOUTHEAST CORNER OF SAID PALAIS DE VILLE 7.4429 ACRE TRACT;

THENCE SOUTH 81 DEGREES 00 MINUTES 29 SECONDS WEST (CALLED SOUTH 80 DEGREES 59 MINUTES 07 SECONDS WEST), 96.48 FEET (CALLED 96.66 FEET), TO A 5/8 INCH IRON ROD FOUND MARKING AN INTERIOR CORNER OF RESTRICTED RESERVE "J" OF SAID EASTON COMMONS SECTION TWO, AND ALSO BEING THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID PALAIS DE VILLE;

THENCE NORTH 18 DEGREES 02 MINUTES 19 SECONDS WEST (CALLED NORTH 18 DEGREES 03 MINUTES 51 SECONDS WEST), 114.51 FEET (CALLED 114.46 FEET), TO A 5/8 INCH IRON FOUND CAPPED MARKING AN ANGLE POINT IN THE WESTERLY LINE OF SAID PALAIS DE VILLE AND THE HEREIN DESCRIBED TRACT, BEING IN THE EASTERLY LINE OF SAID RESTRICTED RESERVE "J"

THENCE NORTH 38 DEGREES 53 MINUTES 18 SECONDS WEST (CALLED NORTH 38 DEGREES 54 MINUTES 56 SECONDS WEST), 702.07 FEET (CALLED 701.52 FEET), TO THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID PALAIS DE VILLE, BEING THE NORTHEAST CORNER OF SAID RESTRICTED RESERVE "J", ALSO BEING ON THE SOUTHEASTERLY RIGHT OF WAY LINE OF SAID EASTON COMMONS DRIVE (60 FEET WIDE AT THIS POINT), FROM WHICH A 5/8 INCH IRON ROD FOUND FOR REFERENCE BEARS NORTH 46 DEGREES 03 MINUTES WEST, 0.40 FEET;

THENCE ALONG THE SAID SOUTHEASTERLY RIGHT OF WAY LINE OF EASTON COMMONS DRIVE, NORTH 15 DEGREES 38 MINUTES 32 SECONDS EAST, 173.20 FEET TO AN "X" SET IN DRIVEWAY MARKING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG THE SAID CURVE TO THE RIGHT, BEING ON THE SAID SOUTHEASTERLY RIGHT OF WAY LINE OF EASTON COMMONS DRIVE, HAVING A RADIUS OF 350.00 FEET, A DELTA
OF 37 DEGREES 10 MINUTES 19 SECONDS, AND AN ARC LENGTH OF 227.07 FEET TO A 5/8 INCH IRON PIPE FOUND MARKING THE POINT OF TANGENCY;

THENCE CONTINUING ALONG THE SAID SOUTHEASTERLY RIGHT OF WAY LINE OF EASTON COMMONS DRIVE, NORTH 52 DEGREES 48 MINUTES 50 SECONDS EAST, 98.64 FEET TO THE POINT OF BEGINNING, CONTAINING 7.4469 ACRES OR 324,388 SQUARE FEET OF LAND.

                                   EXHIBIT "B"

                          PLEDGE AND SECURITY AGREEMENT


                                                              OUTSTANDING
NAME OF PROJECT                                             PRINCIPAL BALANCE
---------------                                             ------------------

Copperfield Apartments                                        $  952,281.00
Coventry Square Apartments                                     2,222,327.00
Crows Nest Apartments                                          1,518,109.00
Easton Village Apartments                                      1,807,965.00
Fisherman's Wharf Apartments                                   2,551,586.00
Hastings Place Apartments                                        843,955.00
Oak Falls Apartments                                             843,690.00
Signature Point Apartments                                     3,991,836.00
Sunbury Downs Apartments                                         103,755.00
Swiss Village Apartments                                       3,711,795.00
The Waterford Apartments                                         775,717.00